                      MONTHLY SERVICER'S CERTIFICATE
             	    WORLD FINANCIAL NETWORK NATIONAL BANK
  WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST SERIES 1996-A AND 1996-B

For the Determination Date of:      13-Aug-96
For the Monthly Period:             July 1996

The undersigned, a duly authorized representative of World Financial Network National Bank, as Servicer pursuant to the Pooling and Servicing Agreement Dated as of January 17, 1996 (the "Pooling and Servicing Agreement") by and between World Financial Network National Bank and the Bank of New York, as Trustee, does hereby certify as the follows:

   1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement: The Certificate is delivered pursuant to subsection 3.4(b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

   2. World Financial Network National Bank is Servicer under the Pooling and Servicing Agreement.

   3. The undersigned is a Servicing Officer.

   4. The date of the Certificate is 13-Aug-96, which is a Determination Date under the Pooling and Servicing Agreement.

   5. The aggregate amount of Collections processed during the preceding Monthly Period was equal to $216,639,114.85.

      (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (The "Collections of Finance Charge Receivables" was equal to $18,634,646.04.

      (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (The "Collections of Principal Receivables") was equal to $198,004,468.81.

    6. The aggregare amount of Receivables as of the end of the last day of the most recent Monthly Period was equal to $1,232,424,584.

    7. Attached hereto is a true and correct copy of the statements required to be delivered by the servicer on the date of the Certificate to the Paying Agent pursuant to Article V.

    8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate on 13-Aug-96.

		   World Financial Network National Bank, as Servicer

		   Signed by:        Daniel T. Groomes

		   Title:            VP of Finance

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A and 1996-B

Pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1996-A, 1996-B Supplement (as amended and Supplemented, the "Series Supplement"), each among World Financial Network National Bank, as Servicer, and Transferor and the Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

Monthy Period:     July 1996
Determination Date:  13-Aug-96
Distribution Date:  15-Aug-96
Number of Days in Period: 31
Period: 3

A. ORIGINAL DEAL PARAMETERS- Series 1996-A
- ------------------------------------------
   (a) Class A Initial Investor Interest              $445,500,000.00    81.00%
   (b) Class B Initial Investor Interest               $46,750,000.00     8.50%
   (c) Collateral Initial Interest                     $57,750.000.00    10.50%
                                                       --------------
   (d) Total Initial Interest                         $550,000,000.00

   (e) Required Retained Transferor Percentage                   7.00%
   (f) Additional Minimum Transferor Percentage                  0.00%

   (g) LIBOR rate as of most recent reset date                5.49609%

   (h) Class A Certificate Rate                                  6.70%
   (i) Class B Certificate Rate                                  7.00%
   (j) Current Collateral Certificate Rate ((g)+.6)           6.09609%

   (k) Servicing Fee Percentage                                  2.00%

B. ORIGINAL DEAL PARAMETERS- Series 1996-B
- ------------------------------------------
   (a) Class A Initial Investor Interest              $283,500,000.00    81.00%
   (b) Class B Initial Investor Interest               $29,750,000.00     8.50%
   (c) Collateral Initial Interest                     $36,750.000.00    10.50%
                                                       --------------
   (d) Total Initial Interest                         $350,000,000.00

   (e) Required Retained Transferor Percentage                   7.00%
   (f) Additional Minimum Transferor Percentage                  0.00%

   (g) LIBOR rate as of most recent reset date                5.49609%

   (h) Class A Certificate Rate                                  6.95%
   (i) Class B Certificate Rate                                  7.20%
   (j) Current Collateral Certificate Rate                    6.45210%

   (k) Servicing Fee Percentage                                  2.00%

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                    WORLD FINANCIAL NETWORK NATIONAL BANK
               WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                          SERIES 1996-A and 1996-B

I. RECEIVABLES IN THE TRUST
- ---------------------------
   (a) Beginning of the Month Principal Receivables           $1,256,078,764.76
   (b) Collection of Principal Receivables                      $198,004,468.81
   (c) Defaulted Receivables (principal charge-offs)              $7,918,656.72
   (d) Dilution (Principal net of Debit Adjustments)             $29,453,599.85
   (e) Sales (Principal Receivables Generate)                   $211,544,611.50
   (f) Net (Removal)/Addition of Principal Receivables              $177,932.73

   (g) End of Month Principal Receivables (a-b-c-d+e+f)       $1,232,424,583.61

   (h) Recoveries of Previously Charge-off Receivables              $350,989.25

   (i) Beginning of the Month Finance Charge Receivables         $27,353,918.33
   (j) End of the Month Finance Charge Receivables               $31,872,420.02

   (k) Total Receivables as of 6 months prior to
       distribution date                                      $1,290,580,983.29

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
- -----------------------------------------------

   1996-A
   ------
   (a) Beginning of Period Class A Invested Amount              $445,500,000.00
   (b) Beginning of Period Class B Invested Amount               $46,750,000.00
   (c) Beginning of Period Collateral Interest                   $57,750,000.00
                                                                 --------------
   (d) Beginning of Period Total Invested Amount (a+b+c)        $550,000,000.00

   (e) End of Period Class A Invested Amount (a-IX.b-XI.g)      $445,500,000.00
   (f) End of Period Class B Invested Amount (b-IX.e-XI.m)       $46,750,000.00
   (g) End of Period Collateral Interest (c-IX.h-XI.r)           $57,750,000.00
                                                                 --------------
   (h) End of Period Total Invested Amount (e+f+g)              $550,000,000.00

   (i) Floating Allocation Percentage (d / (I.a))                        43.79%
   (j) Class A Floating Allocation Percentage (a / d)                    81.00%
   (k) Class B Floating Allocation Percentage (b / d)                     8.50%
   (l) Collateral Allocation Percentage (c / d)                          10.50%

   (m) Floating Allocation of Defaulted Amount                    $3,508,635.75

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A and 1996-B

   1996-B
   ------
   (a) Beginning of Period Class A Invested Amount              $283,500,000.00
   (b) Beginning of Period Class B Invested Amount               $29,750,000.00
   (c) Beginning of Period Collateral Interest                   $36,750,000.00
                                                                 --------------
   (d) Beginning of Period Total Invested Amount (a+b+c)        $350,000,000.00

   (e) End of Period Class A Invested Amount (a-IX.b-XI.g)      $283,500,000.00
   (f) End of Period Class B Invested Amount (b-IX.e-XI.m)       $29,750,000.00
   (g) End of Period Collateral Interest (c-IX.h-XI.r)           $36,750,000.00
                                                                 --------------
   (h) End of Period Total Invested Amount (e+f+g)              $350,000,000.00

   (i) Floating Allocation Percentage (d / (I.a))                        27.86%
   (j) Class A Floating Allocation Percentage (a / d)                    81.00%
   (k) Class B Floating Allocation Percentage (b / d)                     8.50%
   (l) Collateral Allocation Percentage (c / d)                          10.50%

   (m) Floating Allocation of Defaulted Amount                    $2,232,768.21

III. TRANSFEROR INTEREST
- ------------------------
   (a) Beginning Transferor's Interest
       (I.a-II.d-VFC Invested Amount)                           $114,650,193.33
   (b) Ending Transferor's Interest
       (I.g-II.h-VFC Invested Amount)                            $90,996,012.18
   (c) Required Transferor's Interest ((A.e + A.f)*I.g)          $86,269,720.85
   (d) Excess Funding Account Balance at End of
       Monthly Period                                                     $0.00
   (e) Sum of Principal Receivables at end of Monthly
       Period and Excess Funding Account at end of
       Monthly Period (e + I.g)                               $1,232,424,583.61

                   MONTHLY CERTIFICATEHOLDERS STATEMENT
                   WORLD FINANCIAL NETWORK NATIONAL BANK
              WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                         SERIES 1996-A and 1996-B

IV. PERFORMANCE SUMMARY
- -----------------------
   COLLECTIONS:
   -----------
   (a) Collection of Principal Receivables                      $198,004,468.81
   (b) Collection of Finance Charge Receivables                  $18,634,646.04
                                                                 --------------
   (c) Total Collections (a + b)                                $216,639,114.85

   (d) Interest and Earnings on Cash Collateral
       Account (1996-A)                                              $57,546.71
   (e) Interest and Earnings on Cash Collateral
       Account (1996-B)                                              $36,620.63

   DELINQUENCIES AND LOSSES (end of month delinquencies):
   -----------------------------------------------------
   (f) 1-30 days delinquent  (CA 1)                    $84,668,065.22    48.28%
   (g) 31-60 days delinquent (CA 2)                    $37,885,925.22    21.60%
   (h) 61-90 days delinquent (CA 3)                    $19,349,534.69    11.03%
   (i) 91-120 days delinquent (CA 4)                   $13,783,240.92     7.86%
   (j) 121-150 days delinquent (CA 5                   $10,083,108.43     5.75%
   (k) 151+ days delinquent (CA 6)                      $9,601,210.09     5.47%

   (l) Total Delinquencies (f+g+h+i+j+k)              $175,371,084.57   100.00%


V. TRUST ACCOUNT BALANCES
- -------------------------
   (a) Excess Funding Account                                             $0.00
   (b) Cash Collateral Account -  Series 1996-A                  $13,750,000.00
   (c) Cash Collateral Account -  Series 1996-B                   $8,750,000.00
   (d) Principal Funding Account                                          $0.00

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
               	WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A and 1996-B

VI. ALLOCATION AND APPLICATION OF COLLECTIONS
- ---------------------------------------------

                                                 Series 1996-A    Series 1996-B
                                                 -------------    -------------
   (a) Floating Allocation of Finance Charges    $8,314,273.53    $5,290,901.33
   (b) Class A Available Funds ((II.j)*(a))      $6,734,561.56    $4,285,630.08
   (c) Class A Monthly Interest
       ((A.h)*(A.a-X.a)*30/360)                  $2,487,375.00    $1,641,937.50
   (d) Class A Servicing Fee ((A.k*II.a)/12)       $742,500.00      $472,500.00
   (e) Class A Investor Default Amount
       (II.j*II.m)                               $2,841,994.96    $1,808,542.25
   (f) Class A Uncovered Dilution                        $0.00            $0.00
   (g) Class A Contribution to Excess
       Spread (b-c-d-e-f)                          $662,691.60      $362,650.33

   (h) Class B Available Funds ((II.k)*(a))        $706,713.25      $449,726.61
   (i) Class B Monthly Interest
       ((A.i)*(A.b-X.d)*30/360)                    $272,708.33      $178,500.00
   (j) Class B Servicing Fee ((A.k*II.b)/12)        $77,916.67       $49,583.33
   (k) Class B Contribution to Excess
       Spread (h-i-j)                              $356,088.25      $221,643.28

   (l) Collateral Available Funds ((II.l)*(a))     $872,998.72      $555,544.64
   (m) Collateral Interest Servicing Fee
       [if not WFN or BONY]                              $0.00            $0.00
   (n) Collateral Interest Contribution to
       Excess Spread (n-m)                         $872,998.72      $555,544.64

   (o) Total Contribution to Excess
       Spread (g+k+n)                            $1,891,778.57    $1,139,838.25
   (p) Class A Required Amount                           $0.00            $0.00
   (q) Class B Required Amount                           $0.00            $0.00
   (r) Class B Investor Default
       Amount (II.k*II.m)                          $298,234.04      $189,785.30
   (s) Class B Uncovered Dilution                        $0.00            $0.00
   (t) Collateral Monthly Interest
       ((A.j)*(A.c-X.g)*(#days/360)                $303,153.48      $204,182.04
   (u) Collateral Servicing Fees
       [if WFN or BONY] ((A.k*II.c)/12)             $96,250.00       $61,250.00
   (v) Collateral Default Amount (II.i*II.m)       $368,406.75      $234,440.66
   (w) Collateral Uncovered Dilution                     $0.00            $0.00
   (x) Required to be Deposited into Cash
       Collateral Account                                $0.00            $0.00
   (y) Reserve Account Funding Date                                          60
   (z) Reserve Fund Cap                                                   1.00%
   (aa) Required Reserve Account Amount (z * II.a)                        $0.00
   (ab) Amounts Due under Loan Agreement
        (o-p-q-r-s-t-u-v-w-x)                      $825,734.30      $450,180.25
   (ac) Excess Finance Charge Collections
       	to WFN (o-p-q-r-s-t-u-v-w-x-ab)                  $0.00            $0.00

   (ad) Required Draw from Cash Collateral Account       $0.00            $0.00

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
              	WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A and 1996-B

VII. YIELD AND BASE RATE
- ------------------------

                                                    Series    Series   Weighted
                                                    1996-A    1996-B    Average
                                                    ------    ------   --------
   Base Rate:
   ----------
   (Monthly Interest & Investor
    Servicing Fee divided by
    Investor Interest)

   (a) Base Rate (current month)                     8.66%     8.92%     8.76%
   (b) Base Rate (prior month)                       8.66%     8.92%     8.76%
   (c) Base Rate (2 months prior)                    8.66%     8.91%     8.76%

   (d) 3 Month Average Base Rate                     8.66%     8.92%     8.76%

   Gross Portfolio Yield:
   ---------------------
   (Finance Charge Collections allocable
    to investors/total invested amount)

   (e) Gross Portfolio Yield (current month)        18.14%    18.14%    18.14%
   (f) Gross Portfolio Yield (prior month)          21.08%    21.07%    21.08%
   (g) Gross Portfolio Yield (2 months prior)       20.81%    20.81%    20.81%

   (h) 3 Month Average Gross Portfolio Yield        20.01%    20.01%    20.01%

   Portfolio Yield:
   ---------------
   (Finance Charge Collections allocable to investors less investors defaulted amount/total invested amount)

   (i) Portfolio Yield (current month)              10.49%    10.49%    10.49%
   (j) Portfolio Yield (prior month)                13.11%    13.11%    13.11%
   (k) Portfolio Yield (2 months prior)             13.68%    13.68%    13.68%

   (l) 3 Month Average Portfolio Yield              12.42%    12.42%    12.42%


   Portfolio Adjusted Yield:
   ------------------------
   (Portfolio Yield minus Base Rate)

   (o) Portfolio Adjusted Yield (current month)      1.82%     1.57%     1.72%
   (p) Portfolio Adjusted Yield (prior month)        4.45%     4.19%     4.35%
   (q) Portfolio Adjusted Yield (2nd prior month)    5.02%     4.76%     4.92%

   (r) Portfolio Adjusted Yield (3 month average)    3.77%     3.51%     3.67%

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A and 1996-B

VIII. PORTFOLIO PERFORMANCE RATES
- ---------------------------------

                                                                         Total
                                                                         -----
   (a) Gross Principal Charge-Offs (% of Total Principal
       Receivables (at beginning of month) (annualized)                   7.57%
   (b) Gross Principal Charge-Offs (% of Total Principal
       Receivables (as of 6 months prior))                                 .61%
       (1.) Gross Principal Charge-Offs (% of Total Principal
       Receivables (as of 6 months prior)) (annualized)                   7.36%
   (c) Monthly Payment Rate (% of Total Receivables
       Outstanding (at beginning of month))                              17.25%
   (d) Portfolio Yield to Investors (annualized)                         17.80%
   (e) Excess Finance Charge Collections %                                1.57%


IX. ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT
- ----------------------------------------------

                                                                         Series
                                                                         1996-B
                                                                         ------
   (a) Cumulative Class A Principal Distributed to PFA
       (as of prior distribution date)                                    $0.00
   (b) Class A Principal Deposited in the PFA                             $0.00
   (c) Total Class A Principal Deposited in the PFA (a+b)                 $0.00

   (d) Cumulative Class B Principal Distributed to PFA
       (as of prior distribution date)                                    $0.00
   (e) Class B Principal Deposited in the PFA                             $0.00
   (f) Total Class B Principal Deposited in the PFA (d+e)                 $0.00

   (g) Ending PFA Balance (c+f)                                           $0.00


X. PRINCIPAL REPAYMENT
- ----------------------

                                                    Series     Series
                                                    1996-A     1996-B     Total
                                                    ------     ------     -----
   (a) Class A Principal Paid (as of prior
       distribution dates)                           $0.00      $0.00     $0.00
   (b) Class A Principal Payments                    $0.00      $0.00     $0.00
   (c) Total Class A Principal Paid (a+b)            $0.00      $0.00     $0.00

   (d) Class B Principal Paid (as of prior
       distribution dates)                           $0.00      $0.00     $0.00
   (e) Class B Principal Payments                    $0.00      $0.00     $0.00
   (f) Total Class B Principal Paid (d+e)            $0.00      $0.00     $0.00

   (g) Collateral Principal Paid (as of prior
       distribution dates)                           $0.00      $0.00     $0.00
   (h) Collateral Principal Payments                 $0.00      $0.00     $0.00
   (i) Total Collateral Principal Paid (g+h)         $0.00      $0.00     $0.00

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-A and 1996-B

XI. INVESTOR CHARGE-OFFS
- ------------------------

                                                Series 1996-A     Series 1996-B
                                                -------------     -------------
   (a) Class A Investor Defaults and
       Uncovered Dilution                       $2,841,994.96     $1,808,542.25
   (b) Reimbursed from Class A
       Available Funds                          $2,841,994.96     $1,808,542.25
   (c) Reimbursed from Excess Spread                    $0.00             $0.00
   (d) Reimbursed from Cash Collateral Account          $0.00             $0.00
   (e) Reimbursed from Reallocated
       Principal Collections                            $0.00             $0.00
   (f) Total Reimbursed in Respect of Class
       A Investor Defaults and Dilution         $2,841,994.96     $1,808,542.25
   (g) Class A Investor Charge-off (a-f)                $0.00             $0.00

   (h) Class B Investor Defaults and
       Uncovered Dilution                         $298,234.04       $189,785.30
   (i) Reimbursed from Excess Spread              $298,234.04       $189,785.30
   (j) Reimbursed from Cash Collateral Account          $0.00             $0.00
   (k) Reimbursed from Reallocated
       Principal Collections                            $0.00             $0.00
   (l) Total Reimbursed in Respect of Class
       B Investor Defaults and Dilution           $298,234.04       $189,785.30
   (m) Class B Investor Charge-off (h-l)                $0.00             $0.00

   (n) Collateral Defaults and
       Uncovered Dilution                         $368,406.75       $234,440.66
   (o) Reimbursed from Excess Spread              $368,406.75       $234,440.66
   (p) Reimbursed from Cash Collateral Account          $0.00             $0.00
   (q) Total Reimbursed in Respect of
       Collateral Defaults and Dilution           $368,406.75       $234,440.66
   (r) Collateral Charge-off (n-q)                      $0.00             $0.00



	       World Financial Network National Bank, as Servicer

	       Signed by:        Daniel T. Groomes

	       Title:      VP of Finance